POWER OF ATTORNEY
                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

     Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, H. Bernt von Ohlen, Julius M. Davidson, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission by USAllianz Variable Insurance Products Trust pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


    SIGNATURE                  TITLE                                    DATE
  /s/ Jeffrey Kletti         Chairman of the Board and President
                                                                      9-13-2005
 Jeffrey Kletti

 /s/ Troy Sheets             Treasurer and Principal Financial
                             Officer                                  9-13-2005
 Troy Sheets

/s/ Harrison Contrad         Trustee
                                                                      9-13-2005
 Harrison Conrad

 /s/ Roger A. Gelfenbein     Trustee
                                                                      9-13-2005
 Roger A. Gelfenbein

 /s/ Arthur C. Reeds III     Trustee
                                                                      9-13-2005
 Arthur C. Reeds III

 /s/ Claire R. Leonardi      Trustee
                                                                      9-13-2005
 Claire R. Leonardi

 /s/ Dickson W. Lewis        Trustee
                                                                      9-13-2005
 Dickson W. Lewis

 /s/ Peter W. McClean        Trustee
                                                                      9-13-2005
 Peter W. McClean